MAINSTAY FUNDS TRUST

MainStay Total Return Bond Fund (the “Fund”)

Class R6 Shares

Supplement dated December 29, 2014

to the Prospectus, Summary Prospectus and Statement of Additional Information,

each dated December 29, 2014

Closure of Class R6 Shares of the Fund

Class R6 shares will open to accept initial seed capital only on December 29, 2014 and will open to accept new shareholder purchases on December 30, 2014.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.